Exhibit 10.20

Certificate No. ____

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR APPLICABLE STATE LAW AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND APPLICABLE STATE LAW OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THE SECURITIES, SUCH OFFER, SALE, OR TRANSFER, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

WARRANT

(Void after 5:00 p.m., Mountain Daylight Saving Time

on ____________)

                This certifies that, for value received, _________________ or registered assigns (collectively, the “Holder”), is entitled at any time after the date hereof, and before 5:00 p.m., Mountain Daylight Saving Time, on _______________ (the “Expiration Date”) to purchase from Overstock.com, Inc., a Utah corporation (the “Company”), __________________________ (__________) shares of the Common Stock of the Company (the “Warrant Shares”) at a price of (i) _______________ (_________) per share (the “Exercise Price”). The number of Warrant Shares to be received upon the exercise of this Warrant and the Exercise Price may further be adjusted from time to time as hereinafter set forth.

                This Warrant is issued pursuant to the ____________________ Agreement (the "Agreement") between the Company and the Holder.

                1.             Exercise of Warrant. This Warrant may be exercised until the Expiration Date (or if such date is a day on which federal or state chartered banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day) by presentation and surrender of this Warrant certificate (the “Warrant Certificate”) to the Company at its principal office (or at the office of its stock transfer agent, if any), with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price in cash or by check, payable to the order of the Company, together with all taxes applicable upon such exercise. Upon receipt by the Company of this Warrant Certificate at its office (or at the office of its stock transfer agent, if any) in proper form for exercise and accompanied by payment as herein provided, the Company shall promptly issue and cause to be delivered to the Holder a certificate, issued in the name of the Holder, for the full number of Warrant Shares so purchased, together with cash in respect of any fractional shares, calculated as provided in Section 3 below. Upon proper exercise of this Warrant, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder.

                2.             Reservation of Shares. The Company hereby covenants and agrees that, at all times during the period this Warrant is outstanding, it will reserve for issuance and delivery upon exercise of this Warrant such number of shares of its Common Stock (and/or other securities) as shall be required for issuance and delivery upon exercise of this Warrant. If it becomes necessary at any time to increase the number of reserved shares for this purpose, the Board of Directors of the Company shall promptly increase the number of authorized and/or reserved shares to a number sufficient to provide for the number of shares that may be at that time issuable to the Holder as described above. If it is necessary to increase the number of authorized shares for this purpose, the Board of Directors will use its best efforts to obtain any required approval of this increase by the shareholders.

                3.             Fractional Shares. No fractional shares or stock representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay to the Holder cash equal to the product of such fraction multiplied by the then current fair market value of one share of Common Stock, computed to the nearest whole cent. The then current fair market value of such shares shall be as determined in good faith by the Board of Directors of the Company.

                4.             Transfer, Exchange, Assignment, or Loss of Warrant.

                                (a)           This Warrant and the Warrant Shares may not be assigned or transferred except in accordance with the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder (said Act and such Rules and Regulations being hereinafter collectively referred to as the “Act”). Any purported transfer or assignment made other than in accordance with this Section 4 or hereof shall be null and void and of no force and effect.

                                (b)           This Warrant and the Warrant Shares shall be transferable only upon the opinion of counsel satisfactory to the Company, which may be counsel to the Company, that (i) the Warrant or the Warrant Shares may be legally transferred without registration under the Act; and (ii) such transfer will not violate any applicable law or governmental rule or regulation including, without limitation, any applicable federal or state securities law, and the regulations of any exchange on which the securities of the Company may be registered. The Company may cause the following legend to be set forth on each certificate representing Warrant Shares or any other security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion that such legend is unnecessary:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR APPLICABLE STATE LAW AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND APPLICABLE STATE LAW OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THE SECURITIES, SUCH OFFER, SALE, OR TRANSFER, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

                                (c)           Any assignment permitted hereunder shall be made by surrender of this Warrant Certificate to the Company at its principal office with the Assignment Form annexed hereto duly executed, together with funds sufficient to pay any transfer tax. In such event the Company shall, without charge, execute and deliver a new Warrant Certificate in the name of the assignee named in such Assignment Form and this Warrant Certificate shall promptly be canceled.

                                (d)           Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant Certificate, and, in the case of loss, theft, or destruction, of indemnification and/or bond satisfactory to the Company, and, in the case of mutilation, upon surrender and cancellation of this Warrant Certificate, the Company will execute and deliver a new Warrant Certificate of like tenor and date, and any such lost, stolen, destroyed, or mutilated Warrant Certificate shall thereupon become void.

                5.             Rights of the Holder. The Holder shall not, by virtue of ownership of this Warrant, be entitled to any rights as a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

                6.             Adjustments.

                                (a)           Certain Adjustments. The Exercise Price and the number of shares of Common Stock issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

                                                                                (1)               Stock Dividends; Stock Splits; Reverse Stock Splits, Etc. In case the Company shall (i) pay a dividend with respect to its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of any class of Common Stock (any one of which actions is herein referred to as an “Adjustment Event”), the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior to the record date for such Adjustment Event shall be adjusted so that the Holder shall thereafter be entitled to receive the number of shares of Common Stock that such Holder would have owned or have been entitled to receive after the happening of such Adjustment Event, had such Warrant been exercised immediately prior to the happening of such Adjustment Event or any record date with respect thereto. An adjustment made pursuant to this Section 6(a)(1) shall become effective immediately after the effective date of such Adjustment Event retroactive to the record date, if any, for such Adjustment Event.

                                                                                (2)               Adjustment of Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrant is adjusted pursuant to Section 6(a)(1) above, the Exercise Price for each share of Common Stock payable upon exercise of the Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

                                                                                (3)               De Minimis Adjustments. No adjustment in the number of shares of Common Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 1.0% percent in the number of shares of Common Stock purchasable upon an exercise of the Warrant; provided, however, that any adjustments which by reason of this Section 6(a)(3) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share.

                                (b)           Mergers. If the Company shall merge or consolidate with another corporation, the holder of this Warrant shall thereafter have the right, upon exercise hereof and payment of the Exercise Price, to receive solely the kind and amount of shares of stock (including, if applicable, Common Stock), other securities, property or cash or any combination thereof receivable by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such merger or consolidation.

                                (c)           Recapitalizations. In case of any recapitalization or reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than elimination of par value, a change in par value, or from par value to no par value, or as the result of subdivision or combination of shares, but including any reclassification of the shares of Common Stock into two or more classes or series of shares), or in case of any merger or consolidation of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change in the shares of Common Stock (other than a change in par value or from par value to no par value or as a result of a subdivision or combination, but including any reclassification of the shares of Common Stock into two or more classes or series of shares), this Warrant shall thereafter have the right, upon exercise hereof and payment of the Exercise Price, to receive solely the kind and amount of shares of stock, other securities, property or cash or any combination thereof receivable upon such reclassification, change, merger or consolidation by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, merger or consolidation.

                                (d)           Adjustment Notice. Whenever the number or kind of securities purchasable upon the exercise of the Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly notify the Holder in writing of such adjustment or adjustments and shall deliver to such Holder a certificate setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

                                (e)           Warrant Certificates. The form of this Warrant Certificate need not be changed because of any change in the Exercise Price or in the number or kind of shares purchasable upon the exercise of the Warrant. However, the Company may at the time in its sole discretion make any change in the form of the Warrant Certificate that it may deem appropriate and that does not affect the substance thereof.

                                (f)            Duty to Make Fair Adjustments in Certain Cases. If any event occurs as to which, in the opinion of the Board of Directors, the other provisions of this Section 6 are not strictly applicable or, if strictly applicable, would not fairly protect the purchase rights of the Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase right as aforesaid.

                7.             Notices to Warrant Holders of Certain Events. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon its Common Stock, or (ii) if the Company shall offer to the holders of its Common Stock the opportunity for subscription or purchase by them of any shares of stock of any class or any other rights, or (iii) in the even of any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, the Company shall cause to be delivered to the Holder a notice containing a brief description of the proposed transaction, together with the date, as the case may be, on which a record is to be taken for the purpose of such dividend, distribution, or rights or on which such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation, or winding up is to take place. In the case of a dividend or other distribution by the Company, the Company shall deliver such notice to Holder a least 20 days prior to record date for such dividend or distribution. In the case of a reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up, the Company shall deliver such notice to Holder at least 20 days prior to the earlier of the date of a shareholders meeting called to approve such transaction, if any, or the date of such event.

                8.             Notices Generally. Notices and other communications to be given to the Holder of the Warrant evidenced by this Warrant Certificate shall be delivered by hand or mailed, postage prepaid, to Holder at the address stated below or such other address as the Holder shall have designated by written notice to the Company as provided herein. Notices or other communications to the Company shall be delivered by hand or mailed, postage prepaid, to the Company at 2855 East Cottonwood Parkway, Salt Lake City, Utah 84121, Attention Chief Financial Officer, or such other address as the Company shall have designated by written notice to such registered owner as herein provided. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

                9.             Governing Law. This Warrant shall be governed by and constructed in accordance with the laws of the State of Utah applicable to contracts entered into and to be performed wholly within such State.

                10.           Amendments. This Warrant may not be modified except in a writing signed by the Company and Holder.

                IN WITNESS WHEREOF, the Company has executed this Warrant Certificate as of this ___ day of _________, ______.

OVERSTOCK.COM, INC.

By

Its

HOLDER ADDRESS:

PURCHASE FORM

The undersigned hereby elects to exercise the Warrant represented by the attached Warrant Certificate to the extent of purchasing ________________________________ (____________) shares of the Common Stock of Overstock.com, Inc., a Utah corporation (the “Company”), and herewith presents to the Company cash or a check in the amount of _______________________ ($___________) in payment of the Exercise Price thereof.

Name of Holder (please print)

By:
Signature of Holder or Authorized
Representative, if any

Name of Authorized Representative, if any
(please print)

Title of Authorized Representative, if any
(please print)

Date

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned Holder of the Warrant represented by the attached Warrant Certificate hereby sells, assigns, and transfers unto the Assignee named below the right to purchase ____________________________________ (____________________) shares of the Common Stock of Overstock.com, Inc., a Utah corporation (the “Company”), that are represented by the attached Warrant Certificate and does hereby irrevocably constitute and appoint the Company and/or its transfer agent as attorney to transfer the same on the books of the Company, with full power of substitution in the premises.

Name of Assignee

Address of Assignee

Name of Holder (please print)

By:
Signature of Holder or Authorized
Representative, if any

Name of Authorized Representative, if any
(please print)

Title of Authorized Representative
(please print)

Date